ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2014
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

8. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consisted of the following:

	December 31,	December 31,
	2013	2014
Accrued payroll and welfare	$17,081,601	$18,200,986
Advance from subscribers	5,518,550	1,072,977
Payable for advertisements	1,258,428	703,466
Other tax payable	11,298	293,897
Deposit payable	941,295	1,022,650
Amount due to a third party(Note 16(iii))	994,101	—
Payable for professional fee	252,540	8,703
Others	287,338	366,452
Total accrued expenses and other current liabilities	$26,345,151	$21,669,131

Advance from subscribers represent primarily the cash balances placed in individual Wowo accounts.